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                                                                    EXHIBIT 10.2

                                PARTMINER, INC.
                            1999 EMPLOYEE INCENTIVE
                                  STOCK PLAN


SECTION 1.  Establishment, Purpose, and Effective Date of Plan

          1.1 Establishment. PartMiner, Inc., a New York corporation (the "Company"), hereby establishes the "1999 EMPLOYEE STOCK PLAN" (the "Plan") for employees and consultants of the Company. The Plan permits the grant of Options, Stock Appreciation Rights and Restricted Stock.

          1.2 Purpose. The purpose of the Plan is to advance the interests of the Company by enabling employees and consultants of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them an equity interest in the Company.

          1.3 Effective Date. The Plan shall become effective on October 1, 1999 (the "Effective Date"), subject to approval by the affirmative votes of a majority of the securities of the Company entitled to vote thereon.

SECTION 2.  Definitions; Construction

          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)  "Act" means the Securities Exchange Act of 1934, as amended.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Affiliate" means a corporation or other entity controlled by, controlling or under common control with, directly or indirectly, through one or more intermediaries, the Company and designated by the Board and/or the Committee as such.

          (d) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities of the Company or any other corporation or other entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, stock dividend, stock split or reverse stock split, extraordinary dividend, property dividend, combination or exchange of shares or otherwise.
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          (e)  A "Change in Control" means an event or series of events after the Effective Date by which (i) any "person" or "group" (as such terms, are used in Section 13(d) and 14(d) of the Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than fifty percent (50%) of the aggregate voting power of all the capital stock of the company normally entitled to vote in the election of directors, (ii) during any period of two consecutive calendar years individuals who at the beginning of each period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the directors then in office, or (iii) the consummation of a plan or transaction to merge or consolidate the Company with or into another corporation, or to sell, or otherwise dispose of, all or substantially all of the Company's property and assets, or to liquidate the Company.

          (f)  "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means a committee of the Board designated to administer the Plan which shall consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Act. The foregoing requirement for non-employee administrators of the Plan shall not apply prior to the date of the first registration of any of the securities of the Company under the Act.

          (h) "Company" means PartMiner, Inc., a New York corporation, and any successors thereto.

          (i) "Disability" shall have the meaning assigned to the terms "total disability" or "totally disabled" in the Company long-term disability program for salaried employees, provided the Participant remains totally disabled for six (6) consecutive months; or, if the Company does not maintain a long-term disability program, an individual shall have a "disability" if he is unable to engage in any substantial activity by reason of any medically determinable, physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a period of ninety (90) substantially consecutive days or for shorter periods aggregating one hundred twenty (120) days or more during any twelve (12) month period.

          (j) "Fair Market Value" shall be determined in accordance with the following: (i) if the Stock is not listed and traded upon a recognized securities exchange or quoted on the NASDAQ system or OTC bulletin board and there is no report of stock prices with respect to the Stock published by a recognized stock quotation service, upon the basis of the recent purchases and sales of the Stock in arms-length transactions; or, if there are no such transactions, as determined in good faith by the Board and/or the Committee;
(ii) if the Stock is not listed and traded upon a recognized securities exchange or quoted on the NASDAQ system or OTC bulletin

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board, and there are reports of stock prices by a recognized quotations service, upon the basis of the mean between bid and asked quotations for such Stock on the date of grant as reported by a recognized stock quotation service, or if there are no bid and asked quotations on that day, then upon the basis of the mean between the bid and asked quotations for such Stock on the date nearest preceding that day; or (iii) if the Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ system or OTC bulletin board, upon the basis of the mean of the high and low sale prices at which the shares of the Stock were traded on such recognized securities exchange or NASDAQ on that date or, if the Stock was not traded on such date, upon the basis of the mean of such prices on the date nearest preceding that date. If not a quoted stock, the Board or the Committee may also consider any other factors relating to the fair market value of the Stock as it shall deem appropriate in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

          (k) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "incentive stock option" within the meaning of Section 422 of the Code, or
(ii) a "nonstatutory stock option".

          (l) "Option Agreement" means the agreement between the Company and a Participant evidencing the grant of an Option as described in Subsection 6.2.

          (m) "Option Price" means the price at which Stock may be purchased pursuant to an Option.

          (n) "Optionee" means an employee or consultant to whom an Option has been granted under the Plan.

          (o) "Participant" means an employee or consultant who has been granted and, at the time of reference, holds an Option or share of Restricted Stock.

          (p) "Period of Restriction" means the period during which shares of Restricted Stock are subject to restrictions pursuant to Section 9 of the Plan.

          (q) "Restricted Stock" means Stock granted to a Participant pursuant to Section 9 of the Plan.

          (r) "Retirement" shall have the meaning assigned to such term in the Company's retirement plan, or if such plan is not in effect, such term shall mean the termination of employment with the Company by reason of the attainment of the age of sixty-five (65).

          (s) "Stock" means the Common Stock of the Company, $.01 par value per share.

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          (t)  "Stock Appreciation Right" means the right to receive the increase in the value of Stock related to such right, or Stock subject to an Option, in lieu of purchasing such Stock.

          2.2 Number and Gender. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular, and the masculine shall include the feminine.

SECTION 3.  Eligibility and Participation

          3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Board and/or the Committee from among those employees and consultants who have been employed or engaged by the Company or any of its Affiliates.

SECTION 4.  Stock Subject to Plan

          4.1 Number. The total number of shares of Stock subject to issuance under the Plan may not exceed 25,050 subject to adjustment upon occurrence of any of the events indicated in Subsection 4.5. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

          4.2 Unused Stock; Unexercised Rights. In the event any shares of Stock are subject to an Option, which for any reason expires or is terminated unexercised as to such shares, or any shares of Stock subject to a Restricted Stock grant made under the Plan are reacquired by the Company pursuant to
Section 9 of the Plan, such shares again shall become available for issuance under the Plan.

          4.3 Exercise of Stock Appreciation Right. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 8.1(b) is made in cash, the shares of Stock allocable to the portion of the Option surrendered may again be the subject of Options or Restricted Stock hereunder. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 8.1(b) is made in shares of Stock, no shares of Stock with respect to which the Stock Appreciation Right is exercised may again be the subject of Options or Restricted Stock hereunder.

          4.4 Restricted Stock. Whenever any shares of Stock granted to a Participant are forfeited pursuant to Section 9 herein, such shares may again be the subject of Options or Restricted Stock hereunder, but only if the Participant had not been paid any dividend or received any other benefit of ownership of such forfeited shares.

          4.5  Adjustment in Capitalization.

          (a) In the event of a Change in Capitalization, the Board and/or the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and

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kind of shares of Stock or other securities with respect to which Options or
Restricted Stock may be granted under the Plan; (ii) the number and kind of shares of Stock or other securities which are subject to outstanding Options or Restricted Stock granted under the Plan, and the purchase price therefor, if applicable; and (iii) the maximum number of shares of Stock or other securities with respect to which Options or Stock Appreciation Rights may be granted to any Participant during the term of the Plan.

          (b) Any such adjustment in the shares of Stock or other securities subject to outstanding incentive stock options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

          (c) If, by reason of a Change in Capitalization, a grantee of Restricted Stock shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Restricted Stock or shares of Stock subject to the Option, as the case may be, prior to such Change in Capitalization.

SECTION 5.  Duration of Plan

          5.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Subsection 12.3 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option or Restricted Stock may be granted under the Plan on or after the tenth anniversary of the Effective Date.

SECTION 6.  Option Grants for Participants

          6.1 Grant of Options. Subject to the provisions of Sections 4 and 5, Options may be granted to Participants at any time and from time to time as shall be determined by the Board and/or the Committee. The Board and/or the Committee shall have complete discretion consistent with the terms of the Plan in determining whether to grant Options and the number of Options granted to each Participant. The Board and/or the Committee also shall determine whether an Option is to be an incentive stock option within the meaning of Section 422 of the Code or a nonstatutory stock option. Nothing in this Section 6 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in excess of the maximum established by Section 422 of the Code.

          6.2 Option Agreement. Each Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other provisions as the Board and/or the Committee shall determine.

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          6.3  Option Price.  The Option Price for each Option shall be determined by, or in the manner specified by, the Board and/or the Committee; provided that in the case of an incentive stock option, no Option shall have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted. Notwithstanding the foregoing, any incentive stock option granted to a person who at the time the incentive stock option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company shall have an exercise price of not less than 110% of the Fair Market Value of the Stock as of the date of grant.

          6.4 Duration of Options. Each Option shall expire at such time as the Board and/or the Committee shall determine at the time it is granted; provided, however, that no Option shall be exercisable later than the tenth
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anniversary date of its grant; provided further, however, that any incentive
                               -------- -------  -------
stock option granted to a person who at the time the incentive stock option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not be exercisable later than the fifth anniversary of the date of grant.

          6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board and/or the Committee shall in each instance approve, which need not be the same for all Participants.

SECTION 7.  Terms and Conditions Applicable to All Options

          7.1 Payment. The Option Price shall be payable to the Company in full upon exercise of an Option either (i) in cash or its equivalent, or (ii) at the discretion of the Board and/or the Committee, by tendering shares of Stock held by the Optionee for more than six (6) months having a Fair Market Value at the time of exercise equal to the Option Price, or (iii) by a combination of (i) and (ii). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

          7.2 Restrictions on Stock Transferability. The Board and/or the Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

          7.3 Termination of Employment Due to Retirement. The Board and/or the Committee may provide in the Option Agreement that in the event the employment of the Optionee is terminated by reason of Retirement or for a reason other than for Cause or following a Change in Control, any outstanding Options granted to the Optionee which are then exercisable shall continue to be exercisable at any time prior to the earlier of the expiration date of the Options and six (6) months after the date of termination, and any Options not then exercisable

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shall terminate immediately, subject to such exceptions (which shall be set forth in the Option Agreement) as the Board and/or the Committee may, in its sole discretion, approve.

          7.4 Termination of Employment Due to Death or Disability. The Board and/or the Committee may provide in the Option Agreement the rights of an Optionee under any then outstanding Option granted to the Optionee pursuant to the Plan in the event the employment of the Optionee is terminated by reason of death or Disability.

          7.5 Termination of Employment for Cause. Notwithstanding anything to the contrary herein, if the employment of the Optionee shall terminate for Cause, any then outstanding Option granted pursuant to the Plan to the Optionee shall terminate immediately; provided that, the Board and/or the Committee may waive, in whole or in part, the automatic forfeiture of such Options and may set forth such waiver or condition in the Option Agreement or at any other time, including following the termination of employment. For purposes of this Plan, "Cause" means the Optionee's knowingly or recklessly causing material injury to the Company, the Optionee's willful misconduct in the performance of (or failure to perform) his duties hereunder, or the Optionee's dishonest, fraudulent or unlawful behavior involving moral turpitude whether or not in connection with his employment.

          7.6 Nontransferability and Exercisability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to an Optionee under the Plan shall be exercisable during his lifetime only by such Optionee.

SECTION 8.  Stock Appreciation Rights

          8.1 Stock Appreciation Rights. The Board and/or the Committee may, in its discretion, in connection with the grant of an Option, grant to the Optionee Stock Appreciation Rights, the terms and conditions of which shall be set forth in an agreement. A Stock Appreciation Right granted in connection with the grant of an Option shall cover the same shares of Stock covered by the Option (or such lesser number of shares of Stock as the Board and/or the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option. Stock Appreciation Rights shall be subject to the following terms and provisions:

          (a)  A Stock Appreciation Right may be granted:

               (i)   on a stand-alone basis; or

               (ii) either at the time of grant, or at any time thereafter during the term of the Option if related to a nonstatutory stock option; or

               (iii) only at the time of grant if related to an incentive stock option.

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          (b) A Stock Appreciation Right will entitle the holder, upon exercise of the Stock Appreciation Right, to (i) surrender such Option, or any portion thereof to the extent unexercised, and/or (ii) to receive payment of an amount determined by multiplying (x) the excess of the Fair Market Value of a share of Stock on the date of exercise of such Stock Appreciation Right over the purchase price of a share of Stock related to such Stock Appreciation Right or under a related Option, by (y) the number of shares as to which such Stock Appreciation Right has been exercised. Notwithstanding the foregoing, the Board and/or the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the agreement evidencing the Stock Appreciation Right at the time it is granted.

          (c) A Stock Appreciation Right will be exercisable at such time or times and only as set forth in the agreement evidencing such right or to the extent that a related Option is exercisable, and will not be transferable except as set forth in such agreement or to the extent that any such related Option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the purchase price of a share of Stock related to such Stock Appreciation Right or specified in a related Option.

          (d) Upon the exercise of a Stock Appreciation Right, any related Option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Stock as to which the Option is exercised or surrendered.

          (e) Stock Appreciation Rights shall be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Board and/or the Committee, the Optionee shall deliver the agreement evidencing the Stock Appreciation Right being exercised and the agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Optionee.

          (f) Payment of the amount determined under Subsection (b) may be made by the Company in the discretion of the Board and/or the Committee, solely in whole shares of Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Stock. If the Board and/or the Committee decides to make full payment in Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Subsection (b) to an officer of the Company or an Affiliate who is subject to Section 16 of the Act, unless the exercise of such Stock Appreciation Right is made either (i) during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual

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statements of sales and earnings, or (ii) pursuant to an irrevocable election to receive cash made at least six (6) months prior to the exercise of such Stock Appreciation Right.

          (g)  No Stock Appreciation Right may be exercised before the date six
(6) months after the date it is granted.

          (h) Subject to the terms of the Plan, the Board and/or the Committee may modify outstanding awards of Stock Appreciation Rights or accept the surrender of outstanding awards of Stock Appreciation Rights (to the extent not exercised) and grant new awards in substitution for them. Notwithstanding the foregoing, no modification of an award of Stock Appreciation Rights shall adversely alter or impair any rights or obligations under the agreement granting such Stock Appreciation Rights without the Optionee's consent.

SECTION 9.  Restricted Stock

          9.1 Grant of Restricted Stock. Subject to the provisions of Sections 4, 5 and 14.4, the Board and/or the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine in its sole discretion. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Board and/or the Committee may determine in its discretion. Restrictions upon shares of Restricted Stock shall lapse at such time or times and on such terms and conditions as the Board and/or the Committee may determine.

          9.2 Transferability. Except as provided in this Section 9 and subject to the provisions of Section 14.4, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Board and/or the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions as specified by the Board and/or the Committee in its sole discretion and set forth in the Restricted Stock grant; provided that, Restricted Stock granted to officers, directors or any person who owns, directly or indirectly, more than ten percent (10%) of any class of equity security of the Company which is registered pursuant to Section 12 of the Act may not be sold for at least six (6) months after the date of grant.

          9.3 Other Restrictions. The Board and/or the Committee may impose such other restrictions on any shares of Restricted Stock granted to any Participant pursuant to the Plan as it may deem advisable and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

          9.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Subsection 9.3 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

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          "The sale or other transfer of the shares of stock
          represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the PartMiner, Inc. 1999 Stock Plan, rules of administration adopted pursuant to such Plan and Restricted Stock grant dated ______________. A copy of the Plan, such rules and such Restricted Stock grant may be obtained from the Secretary of PartMiner, Inc."

          9.5  Removal of Restrictions.  Except as otherwise provided in this
Section 9, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Subsection 9.4 removed from his Stock certificate.

          9.6 Voting Rights. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

          9.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

SECTION 10.  Beneficiary Designation

          10.1 Beneficiary Designation. Subject to Subsections 7.6, 9.2 and 14.4, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board and/or the Committee and will be effective only when filed by the Participant in writing with the Board and/or the Committee during the lifetime of the Participant. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the estate of the Participant.

SECTION 11.  Right of Participants

          11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time nor confer upon any Participant any right to continue in the employ or service of the Company.

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          11.2  Participation.  No employee or consultant shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. The preceding sentence shall not be construed or applied so as to deny an employee or consultant any participation in the Plan solely on the basis that the employee or consultant was a Participant in connection with a prior grant of benefits under the Plan.

SECTION 12.  Administration; Powers and Duties of the Board and/or the Committee

          12.1 Administration. The Plan shall be administered by the Board; provided, however, that the Board may delegate such administration to the
--------  -------
Committee. The Board and/or the Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Board and/or the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. No member of the Board and/or the Committee shall be personally liable for any action, determination or interpretation made or taken with respect to the Plan and all members of the Board and/or the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

          12.2 Change in Control. Without limiting the authority of the Board and/or the Committee as provided herein, the Board and/or the Committee, either at the time Options or shares of Restricted Stock are granted, or, if so provided in the applicable Option Agreement or Restricted Stock grant, at any time thereafter, shall have the authority to take such actions as it deems advisable, including to accelerate in whole or in part the exercisability of Options and/or the last day of a Period of Restriction upon a Change of Control. The Option Agreements and Restricted Stock grants approved by the Board and/or the Committee may contain provisions whereby, in the event of a Change of Control, the acceleration of the exercisability of Options and/or the last day of the Period of Restriction may be automatic or may be subject to the discretion of the Board and/or the Committee or may depend upon whether the Change in Control shall be approved by a majority of the members of the Board or such other criteria as the Board and/or the Committee may specify. Nothing herein shall obligate the Board and/or the Committee to take any action upon a Change in Control.

          12.3 Amendment, Modification and Termination of Plan. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no such action of the Board, without approval of the
--------  -------
stockholders, may:

          (a) Increase the total amount of Stock which may be issued under the Plan, except as provided in Subsection 4.5 of the Plan.

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          (b)  Materially increase the cost of the Plan or materially increase the benefits to Participants.

          (c) Extend the period during which Options or Restricted Stock may be granted.

          (d) Extend the maximum period after the date of grant during which Options may be exercised.

          (e) Change the class of individuals eligible to receive Options or Restricted Stock.

          Any amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 of the Act, if then applicable, or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options or Restricted Stock theretofore granted to any Participant under the Plan, without the consent of that Participant.

          12.4 Interpretation. Unless otherwise expressly stated in the relevant Agreement, any grant of Options, Stock Appreciation Rights and Restricted Stock is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Board and/or the Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options, Stock Appreciation Rights or Restricted Stock if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as such performance-based compensation.

SECTION 13.  Tax Withholding

          13.1 Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to the receipt of shares, securities, cash or property under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount (the "Withholding Taxes"). Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is issuable to the Participant under the Plan that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

SECTION 14.  Requirements of Law

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          14.1 Requirements of Law.  The granting of Options or Restricted
Stock, and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          14.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

          14.3 Listing, etc. Each Option or share of Restricted Stock is subject to the requirement that, if at any time the Board and/or the Committee determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of shares of Stock, no Options or shares of Restricted Stock shall be granted or payment made or shares of Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as reasonably acceptable to the Board and/or the Committee acting in good faith.

          14.4 Restriction on Transfer. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of shares of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such shares of Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Board and/or the Committee may require any individual receiving shares of Stock pursuant to an Option or share of Restricted Stock granted under the Plan, as a condition precedent to receipt of such shares of Stock to represent and warrant to the Company in writing that the shares of Stock acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such shares of Stock shall be appropriately legended to reflect their status as restricted securities aforesaid.

SECTION 15. Repurchase Rights

          The Board may, in its discretion, require as a condition to the Grant of an Option, Stock Appreciation Right, or Restricted Stock hereunder, that the applicable agreement between the Participant and the Company include provisions,
(i) restricting the Participant's right to transfer shares purchased or granted hereunder without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein;

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and (ii) providing that upon termination of Participant's employment with the
Company, for any reason, the Company (or another shareholder of the Company, as provided in such agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Participant on the date of termination of his or her employment at a price equal to the Fair Market Value of such shares as of such date of termination, and upon terms of payment permissible under the securities rules; provided that, in the case of Options or rights granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board and/or the Committee.

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